UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2008 (February 13, 2008)

Commission file number: 0-22773

NETSOL TECHNOLOGIES, INC.
(Exact name of small business issuer as specified in its charter)

NEVADA	95-4627685
(State or other Jurisdiction of	(I.R.S. Employer NO.)
Incorporation or Organization)

23901 Calabasas Road, Suite 2072, Calabasas, CA 91302
(Address of principal executive offices) (Zip Code)

(818) 222-9195 / (818) 222-9197
(Issuer's telephone/facsimile numbers, including area code)

Item 2.02 Results of Operations and Financial Condition.

On February 13, 2008, NetSol Technologies, Inc. issued a press release announcing results of operations and financial conditions for the quarter and six months ended December 31, 2007. The press release is furnished as Exhibit 99.1 to this Form 8-K. As part of its earnings conference call, NetSol Technologies, Inc. posted a power point presentation which summarized the highlights of the results of operations and financial conditions for the quarter and six months ended December 31, 2007, on its website www.netsoltek.com. The power point presentation is furnished as exhibit 99.2 to this Form 8-K. In

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document field under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Exhibits

99.1	News Release dated February 13, 2008.
99.2	Power Point Presentation dated February 13, 2008.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETSOL TECHNOLOGIES, INC.

Date: February 13, 2008	/s/ Najeeb Ghauri
NAJEEB GHAURI
Chief Executive Officer

Date: February 13, 2008	/s/ Tina Gilger
TINA GILGER
Chief Financial Officer